SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2005

Exact Name of Registration as Specified in Charter:

                         Uintah Mountain Copper Company


State of Other Jurisdiction of Incorporation:                Utah

Commission File Number:                                    0-27019

IRS Employer Identification Number:                        87-0369205



          Address and Telephone Number of Principle Executive Offices:
                     378 North Main, #124; Layton, UT 84041
                                 (801) 497-9075

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Item 4. 01        Change in Registrant's Certifying Accountant

         Wisan, Smith, Racker & Prescott, LLP conducted audits of the financial statements of the Registrant for the calendar years ended December 31, 2003, and 2002. These financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended December 31, 2003 that was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.
         The reports of Uintah Mountain Copper Company, ("the Company")on the financial statements as of and for the fiscal year ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Wisan, Smith, Racker & Prescott, LLP issued an explanatory paragraph in its fiscal 2003 and 2002 reports as to the Company's ability to continue as a going concern.

         During the years ended December 31, 2003 and 2002 and the subsequent interim period, there were no disagreements with Wisan, Smith, Racker & Prescott, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Wisan, Smith, Racker & Prescott, LLP 's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Registrant's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

         On March 22, 2005, the Board of Directors approved the termination of Wisan, Smith, Racker & Prescott, LLP and subsequently engaged Chisholm, Bierwolf, Nilson, LLC to conduct an audit of its financial statements as of and for the year ended December 31, 2004. During the two most recent fiscal years December 31, 2003 and 2002, and through December 31, 2004, the Company has not consulted with Chisholm, Bierwolf, Nilson regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         Uintah Mountain Copper Company, has provided a copy of this disclosure to Wisan, Smith, Racker & Prescott, LLP in compliance with the provisions of
Item 304 (a)(3) of Regulation S-B. See Exhibit 16.1 Letter from Accountant's Firm to the Securities and Exchange Commission dated March 22, 2005.

Item 7.           Financial Statements and Exhibits.
         Exhibits:
         16.1 Letter from Wisan, Smith, Racker & Prescott, LLP

                                                    SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2005                           Uintah Mountain Copper Company


                                               /s/ James Anderson
                                               President and Director